Exhibit 99.1

MASTER FACTORING AGREEMENT

THIS MASTER FACTORING AGREEMENT (this “Agreement”) dated as of March 8, 2004, is made by and between A.H.J.R., Inc., a Texas Corporation (“Seller”) whose mailing address is 433 Kitty Hawk, Universal City, TX 78148, and ADVANCE PAYROLL FUNDING LTD., an Ohio limited liability company (“Purchaser”) whose mailing address 3401 Enterprise Parkway, Suite 520, Cleveland, Ohio 44122.

PRELIMINARY STATEMENTS:

A.            Seller is in the business of providing temporary help services to other businesses.

B.            Seller desires to sell, and Purchaser desires to purchase, certain accounts receivable of Seller.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, Purchaser and Seller agree as follows:

1.             DEFINITIONS

As used in this Agreement, the words and terms listed below will have the following meanings (words and terms that are defined in the plural will include the singular):

“Accounts” means the accounts receivable of Seller, and any rights to payment for services rendered by Seller, in connection with or arising from the conduct of the Business, including all proceeds thereof.

“Assigned Accounts” means the Accounts purchased by Purchaser pursuant to an Assignment and subject to the provisions of this Agreement.

“Assignment” means an Assignment of an Account by Seller to Purchaser in the form attached hereto as Annex I.

“Business” means the temporary help service business operated by Seller.

“Collateral” has the meaning given to such term in Section 5.1 of this Agreement.

“Customers” means clients or customers of the Business who engage the services of temporary help employees furnished by Seller.

“Delinquent Account” means any Account that: (i) has been unpaid for more than 90 days from its billing date; (ii) is owed by any Customer that is subject to any Insolvency Action; or (iii) is owed by a Customer as to which Purchaser has a reasonable basis for believing is about to become subject to an Insolvency Action.

“Direct Payroll Costs” means the employer’s share of federal social security and Medicare taxes, federal and state unemployment taxes and any other direct or indirect taxes, not including workers’ compensation insurance premiums or sales taxes, that are based on wages, sales or receipts that may be levied and that are the responsibility of an employer or provider of temporary employment services to collect and/or remit.

“Event of Termination” has the meaning given to such term in Section 11.1 of this Agreement.

“Finance Company” means a bank or financing company.

“Initial Advance” means the amount initially advanced by Purchaser to Seller for the assignment of an Account, as set forth on an Assignment, which shall be 90% of Invoice Amount.

“Insolvency Action” means, with respect to any person, (i) the inability or admission that it is unable to make timely payment on its debts, obligations or liabilities as they become due, (ii) the voluntary seeking of the appointment of, or the involuntary appointment of, any receiver, trustee or similar officer, (iii) the making of an assignment for the benefit of creditors, (iv) being subject to an order for relief entered in any case commenced by it under the federal bankruptcy laws, as now or hereafter in effect, or in any proceeding under any federal or state bankruptcy, insolvency, reorganization, arrangement or similar law, or the commencement of such a proceeding against it on an involuntary basis, (v) insolvency, or (vi) the entry of any material judgment against that person.

“Late Account” means any Account that has been unpaid for more than 20 days from its billing date.

“Minimum Billing” means $5000.00, of Assigned Accounts during a single week.

“Potential Event of Termination” means an event or condition that, after notice or lapse of time, or both, would constitute an Event of Termination.

“Purchaser’s Fee” means the amount of the fee to be paid by Seller to Purchaser for the assignment of an Account and the administration thereof by Purchaser, as set forth on the Assignment, which will be 1.8% of the Invoice Amount.

“Receipts” means any payments or remittances of a Customer in respect of an Account, in any form whatsoever.

“Term” has the meaning given to such term in Section 10 of this Agreement.

“Trade Name” means the name under which Seller conducts its Business from time to time during the term of this Agreement.  At the time of execution, Seller’s Trade Name is Concord Staffing Services.

“UCC” means the Uniform Commercial Code now or hereafter in effect of the State of Texas.

2.             PURCHASE AND SALE OF ACCOUNTS

2.1           Purchase of Accounts.  Throughout the Term, and subject to the terms of this Agreement, Seller shall offer to sell to Purchaser all of Seller’s Accounts, and Purchaser, in its sole discretion, shall have the option to purchase from Seller any or all of the Accounts so offered.  During the Term, Seller may not offer any Account for sale to another Person, unless that Account is first offered to Purchaser and Purchaser decides not to Purchase that Account.  Each Account that Purchaser, in its sole discretion, elects to purchase from Seller shall be identified and transferred by an Assignment.  Each Assignment shall be subject to the rights and obligations of Purchaser and Seller under this Agreement and shall constitute a sale, transfer and assignment of all Seller’s right, title and interest in and to the Assigned Account described therein.  The parties contemplate that the Accounts purchased by Purchaser during the Term will exceed $5,000 in the aggregate, but Seller agrees that Purchaser has no obligation to purchase any Account; and Seller shall not assert any claim that Purchaser has any such obligation or liability to Seller for failure to purchase any Account.

2.2           Assignments.  In addition to describing the Assigned Account, each Assignment shall indicate the Initial Advance and Purchaser’s Fee.  Upon execution of an Assignment by both parties, Purchaser shall pay the Initial Advance to Seller and shall be entitled to receive the Purchaser’s Fee set forth therein.

2.3           Purchaser’s Rights.  Purchaser will have the exclusive right to receive, retain and apply all Receipts in accordance with this Agreement.  Seller irrevocably and unconditionally authorizes Purchaser to receive, endorse and collect any and all Receipts.  Purchaser further has the unqualified right to control all matters relating to the collection, settlement, compromise or adjustment of Assigned Accounts, including the right to give notice to Customers to make payment directly to Purchaser or to its order, the right to bring all proceedings for collection in Purchaser’s or Seller’s name, and to exercise Seller’s rights to stoppage in transit, replevin and reclamation.  Purchaser is entitled to settle, compromise or adjust all disputes or claims directly with Customers on such terms as Purchaser, in its sole discretion, may determine without affecting the liability of Seller under this Agreement.  In the event that Purchaser accepts payment of less than the full amount of any Assigned Account from any Customer, the amount of such reduction shall constitute indebtedness which is immediately due and payable by Seller to Purchaser.  Purchaser expressly reserves the right to offset uncollected payment of any Account against all other Accounts.

2.4           Lock Box.  Seller acknowledges and agrees that Purchaser has established a lock box for Receipts. All invoices with respect to Accounts sent by the Seller to Customers shall show on the face thereof the following legend and Seller shall not change such legend or permit any Customers to deviate from the payment instructions therein:

This account receivable has been assigned to and is owned by or subject to a security interest of Advance Payroll Funding, LTD. and is payable only in United States Dollars.  All payments shall be made payable to Concord Staffing Services and sent to Advance Payroll Funding, LTD. Post Office Box 931974 Cleveland, Ohio 44193.

If, notwithstanding such instructions, Seller receives any Receipt, Seller shall receive such Receipt in trust for Purchaser, and shall immediately deliver such Receipt to Purchaser in its original form duly endorsed in blank.  The provisions of this Section 2.4 are applicable even in the event that Purchaser has purchased some, but not all, of the Accounts due from a Customer.  In the event of such a partial purchase, Purchaser shall be entitled to all payments received from that Customer, whether paid by that Customer to Purchaser or to Seller, until all amounts due to Purchaser for the Assigned Accounts due from such Customer have been paid to Purchaser.

2.5           Reserve Account.

(a)           In order to protect Purchaser’s rights under this Agreement, Purchaser shall create as a matter of record keeping a reserve account (the “Reserve”).  The Reserve shall be an amount equal to the total of the outstanding invoice amounts for all Assigned Accounts, reduced by the sum of: (i) the Initial Advances; (ii) all payments to Seller made pursuant to this Section 2.5; and (iii) all amounts applied by Purchaser to the payment or satisfaction of any of Seller’s obligations under this Agreement, including the Purchaser’s Fees and any amounts for which Purchaser is entitled pursuant to Section 8.1 of this Agreement.  On Friday of each week during the Term, Purchaser shall remit to Seller that portion of the Reserve representing the proceeds of Assigned Accounts that have been paid in full by Customers to Purchaser during the preceding week.

(b)           In addition to any other right or remedy provided for in this Agreement, Purchaser shall have the right to charge against the Reserve: (i) the full amount Purchaser has advanced, including any fees and costs, with respect to any Assigned Account that has become a Delinquent Account; and (ii) any amounts due to Purchaser pursuant to Section 2.3 of this Agreement.  In the event that for whatever reason the balance in the Reserve is insufficient to pay to or reimburse Purchaser for the full amount then owed by Seller and permitted to be charged against the Reserve, the balance shall constitute indebtedness which is immediately due and payable by Seller to Purchaser.  Any such indebtedness shall bear interest at the rate of 2.95% per month until paid.  The charging of any disputed Assigned Account against the Reserve shall not be deemed a reassignment thereof but shall merely constitute a bookkeeping entry, and title to such Assigned Account shall remain with Purchaser as security for any obligations of Seller due or to become due under this Agreement.

2.6           Late Accounts.  Seller shall pay to Purchaser a late payment fee in an amount equal to .087% in respect of each Late Account for each day that an Assigned Account is a Late Account.

2.7           Delinquent Accounts.  Notwithstanding any provision in this Agreement to the contrary, the full amount of each Delinquent Account will be deducted from any amounts to be paid by Purchaser to Seller (including Initial Advances to be paid in connection with any future Assigned Accounts), on the 91st  day after the billing date or, at Purchaser’s election, paid by Seller to Purchaser upon demand.  Payment received by Purchaser in the form of a check will be deemed to have been made when the funds represented thereby are available to Purchaser.  Notwithstanding any provision herein to the contrary, Seller agrees to pay to Purchaser an amount equal to any unpaid Assigned Account that has become a Delinquent Account.

3.             DUTIES OF SELLER

3.1           Operation of the Business.  Seller agrees to operate the Business in accordance with this Agreement and in full compliance with all applicable federal, state and local laws, rules and regulations.  Seller further agrees to promptly provide to Purchaser from time to time proof of payment of all Direct Payroll Costs.

3.2           Credit Information.  Seller agrees to develop and maintain sufficient credit information concerning all Customers and any prospective Customers and to provide that credit information to Purchaser on a timely basis so that Purchaser may make an effective evaluation of Customers, prospective Customers and Assigned Accounts.

3.3           Customers.  Seller will not change any of the terms of any Assigned Account without Purchaser’s prior written consent.

3.4           Billing Information.  Seller agrees to maintain all payroll and billing information related to the Assigned Accounts as Purchaser may reasonably request from time to time, all on forms approved in writing by Purchaser.

3.5           Legal Cooperation.  Seller agrees to forward promptly to Purchaser, or to such persons as Purchaser may otherwise direct, copies of each and every summons, court order, garnishment, subpoena, process or notice of order for appearance in any suit or proceeding in which Purchaser or Seller may be involved.  Seller further agrees to cooperate with Purchaser’s attorneys and insurance carriers in the defense of any suit or proceeding in which Purchaser or Seller may be involved.

3.6           Workers’ Compensation Insurance.  Seller agrees, at its expense, to report and pay in a timely manner to the appropriate agencies all workers’ compensation premiums.  Throughout the Term, Seller will furnish Purchaser with current certificates of insurance from the appropriate insurers certifying that Workers’ Compensation Insurance has been issued in the amounts required by law covering the employees of Seller.

3.7           Fidelity Bond.  Seller agrees, at its own cost, to maintain for the benefit of Seller in the conduct of the Business throughout the Term, a third-party fidelity bond with respect to Seller’s permanent employees in the amount of at least $100,000, subject to a deductible of no more than $5,000 per occurrence.  The limit described is a minimum amount that does not reflect a recommendation by Purchaser as to the amount of insurance coverage to be maintained by Seller.  Purchaser recommends that Seller maintain such additional insurance coverage in such amounts and types as may be customary in the temporary help services business.  Without cost to Purchaser, such policy of insurance will name Purchaser as an additional insured and will include a provision that such policy may not be terminated or materially amended except after 30 days’ prior written notice to Purchaser.  Within 10 days of Purchaser’s written request, Seller will provide Purchaser with certificates of all such insurance policies.

3.8           Exclusive Agreement.  Seller agrees during the Term to sell its Accounts on an exclusive basis to Purchaser.  Seller further agrees, during the term this Agreement and so long as any obligations remain outstanding, Seller will not obtain factoring or other financing for the Employee payroll and Accounts Receivable generated by its business from any other source, nor shall any affiliated person or entity obtain such factoring or financing.

4.             REPRESENTATIONS AND WARRANTIES OF SELLER

4.1           Authority of Seller.  Seller is a Corporation duly organized, validly existing and in good standing in the State of Texas.  Seller has all power and authority to carry on the Business and to execute and deliver this Agreement and to perform the transactions contemplated by this Agreement, all of which have been duly authorized by all necessary and proper corporate actions.

4.2           Location of Chief Executive Office and Assigned Accounts.  The sole place of business, or if it has more than one place of business, the chief place of business and chief executive office, of Seller and the office where Seller keeps its records concerning the Assigned Accounts is located at 433 Kitty Hawk, Suite 226, Universal City, TX 78148. The tangible personal property of Seller that constitutes a portion of the Collateral is located at 433 Kitty Hawk, Suite 226, Universal City, TX 78148.

4.3           Trade Names.  Seller conducts its Business under the Trade Name.  Seller does not own any other trade name and is not licensed to use any other trade name except the following Concord Staffing Services.  Seller has not used any other trade name within the last five years, except as set forth on Exhibit A attached hereto.

4.4           Binding Effect of Documents.  This Agreement is the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.

4.5           No Violation of Agreements.  The execution and delivery of this Agreement by Seller does not violate any agreement or instrument to which Seller is a party.

4.6           Ownership of Assigned Accounts.  Seller is the legal and beneficial owner of each Assigned Account and the other Collateral free and clear of any lien, security interest, pledge, option, restriction or other encumbrance except the security interests created by or pursuant to this Agreement.  No financing statement or other instrument similar in effect covering all or any part of any Assigned Account or the other Collateral is on file in any recording office, except such as may have been filed in connection with this Agreement.  All work relating to any Assigned Account has been completed in a good, workmanlike manner and no Customer has any right to reject the services covered by such Assigned Account.

4.7           Authority to Assign Assigned Accounts.  There are no express or implied conditions precedent to the collection of any Assigned Account.  All documents relating to Assigned Accounts are genuine and constitute the legally valid and binding obligations of the parties thereto.  Seller has remitted any and all excise and sales taxes imposed with respect to the sales giving rise to such Assigned Account to the appropriate governmental or regulatory authority.  All Assigned Accounts will be paid in accordance with their respective terms.

4.8           Valid and Perfected First Priority Security Interest.  This Agreement, together with the filing of financing statements under the UCC, creates a valid and perfected security interest in the Assigned Accounts and the other Collateral.

4.9           Business Purpose.  The funds paid to the Seller will be used solely for the Seller’s business purposes and not for personal, family or household purposes.

4.10         Full Disclosure.  Seller has provided all information requested in writing by Purchaser, and all such information is complete and accurate in all material respects.  None of the written information, exhibits or reports furnished by Seller omit to state any fact necessary to make the statements contained therein not misleading.

5.             GRANT OF SECURITY INTEREST

5.1           Pledge, Assignment and Grant of Security Interest.  Seller pledges and assigns to Purchaser, and grants to Purchaser a continuing security interest in, all Seller’s right, title and interest in and to the Collateral, whether now or hereafter existing and wherever located, to secure the payments due to Purchaser under this Agreement and the performance and observance by Seller of all its obligations under this Agreement.  As used in this Agreement, Collateral means: (a) the Assigned Accounts and all other Accounts; (b) equipment and inventory (including materials and supplies) of any kind whatsoever; (c) general intangibles, books, records and other documents relating to the inventory, accounts and equipment; (d) deposit accounts, notes, certificates of deposit, deposit accounts, checks and other instruments; and (e) all cash and non-cash proceeds of (a) through (d) above and, to the extent not otherwise included, all payments under insurance (whether or not Purchaser is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing, in each case, howsoever Seller’s interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

5.2           Financing Statements.  Seller consents to the signing and filing by Purchaser, without a signature on behalf of Seller, or to the signing thereof by Purchaser on behalf of Seller, of all UCC financing statements or other forms deemed necessary or appropriate by Purchaser, in its sole discretion, in order to perfect, continue and protect the security interest granted by Seller to Purchaser under this Agreement.

5.3           Cooperation.  Seller agrees that in the event Purchaser elects to pledge such Assigned Accounts and/or any other Collateral as security for a loan or loans extended to Purchaser by a Finance Company, Seller, at its expense, will cooperate fully with Purchaser and execute any and all requested documents that may be reasonably required by either Purchaser or the Finance Company to effectuate such financing arrangements, including security agreements and UCC filings.  Seller further agrees, at its expense, that it will promptly take all further action that may be reasonably necessary or desirable, or that Purchaser may reasonably request, in order to perfect and protect the security interest granted or purported to be granted by this Agreement to enable Purchaser to exercise and enforce its rights and remedies with respect to any of the Collateral.

6.             CONFIDENTIALITY

6.1  Confidentiality.  Seller agrees that the terms, the Purchaser’s business methods and trade secrets, and any and all other records and information clearly and specifically identified by Purchaser as confidential will be held by Seller in strict confidence and treated as the confidential property of Purchaser.  Seller will not, except in the due performance of its duties or the enforcement of its rights under this Agreement, disclose any of the foregoing to any Person, unless specifically authorized to do so in writing by Purchaser or unless required by law.  Purchaser agrees that any and all records and information clearly and specifically identified by Seller as confidential will be held by Purchaser in strict confidence and treated as the confidential property of Seller.  Purchaser will not, except in the due performance of its duties or the enforcement of its rights under this Agreement, disclose the records and information of Seller to any Person, unless specifically authorized to do so in writing by Seller or unless required by law.

7.             FURTHER ASSURANCES

7.1           Change of Name.  In the event that Seller changes its present name or Trade Name, or acquires an additional Trade Name other than those set forth in this Agreement, Seller must give written notice of any such name change to Purchaser within 10 days.

7.2           Change of Chief Executive Office.  In the event that Seller changes its place of business or its chief place of business or chief executive office, as the case may be, to a place other than that set forth in Section 4.2, Seller must give written notice of any such change to Purchaser within 10 days.

7.3           Maintenance of Books.  Seller must keep at its chief executive office for a period of five years all payroll and personnel records and all other books of account and business records customary for the industry, which books and records are subject to inspection by Purchaser and its agents and representatives during normal business hours.

8.             INDEMNIFICATION

8.1           Indemnity.  Seller agrees to indemnify Purchaser against and save Purchaser harmless from any and all manner of suits, claims, liabilities, demands and expenses (including reasonable attorneys’ fees and collection costs) resulting from or arising out of this Agreement, whether directly or indirectly, including the transactions or relationships contemplated hereby (including the enforcement of this Agreement), and any failure by Seller to perform or observe its obligations under this Agreement.

8.2           Independent Contractor.  It is understood and agreed that each party hereto is an independent contractor with respect to the other.  Nothing in this Agreement will be construed to constitute either party as the employee, representative or, except to the extent expressly provided herein, the agent of the other, or to constitute Purchaser and Seller as partners or joint ventures.  Seller will not have the power, and will not represent or imply that it has the power, to obligate Purchaser for any expenses, except as otherwise expressly agreed to in writing by Purchaser.

9.             ASSIGNABILITY

9.1           Assignment.  This Agreement is personal to Seller and is not assignable or transferable by Seller, in whole or in part, either voluntarily or by operation of law, except with the prior written consent of Purchaser.  Any attempted assignment or transfer by Seller without the prior written consent of Purchaser will be void and unenforceable.  For all purposes of this Agreement, the transfer of a majority of the equity ownership of Seller, in one or more transactions, to any persons other than the present owners of Seller will be deemed an assignment of this Agreement.  This Agreement is binding upon and inures to the benefit of Purchaser and Seller, and their respective permitted successors and assigns.

10.           TERM OF AGREEMENT

10.1         This Agreement is effective as of the date hereof and will continue in effect for 12 months from the date hereof and will automatically be renewed for successive 12 month periods (the “Term”) unless either party gives the other party written notice of termination at least 60 days but no sooner than 90 days before the end of the then current term, or until sooner terminated or modified by the parties in accordance with the terms and conditions of this Agreement.  No termination, expiration or modification of this Agreement will affect rights accrued under this Agreement prior to the date of such termination, expiration or modification.

11.           EVENT OF TERMINATION

11.1         Event of Termination.  Each of the following will constitute an Event of Termination under this Agreement:

(a)           If any representation, warranty or statement made in this Agreement by Seller is false or erroneous in any respect when made.

(b)           If Seller fails to observe or perform any of its obligations under this Agreement, or if the Term expires.

(c)           The suspension by Seller of the operation of the Business, or if Seller is subject to any Insolvency Action, or entry of any material lien against Seller.

(d)           If Seller sells an Account to an entity other than Purchaser during the Term without the prior written consent of Purchaser.

(e)           The uninsured loss, theft, damage or destruction, or encumbrance of any of the Collateral.

(f)            If there occurs a material adverse change in the business, assets or financial condition of Seller or if Purchaser deems itself insecure.

(g)           If during any consecutive 4 week period commencing 6 months after the date hereof, Seller’s average weekly Assigned Accounts do not equal or exceed Minimum Billings, Purchaser may terminate this Agreement, such termination to be effective 60 days after Purchaser gives written notice of its election to terminate.

11.2         Remedies on Event of Termination.  If an Event of Termination has occurred, to the extent permitted by applicable law and in addition to any other right or remedy provided for in this Agreement:

(a)           Purchaser may suspend its performance under this Agreement, and may set off against any obligation due Seller an amount equal to any and all obligations of Seller owed to Purchaser, whether matured, unmatured or contingent.

(b)           Purchaser may immediately accelerate all obligations of Seller owing to Purchaser.

(c)           Purchaser may take any actions Purchaser deems reasonably necessary to collect the Assigned Accounts.

(d)           Purchaser may exercise in respect of the Collateral, in addition to other rights and remedies provided for in this Agreement or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and under any other applicable personal property security legislation, and also may (i) require Seller to, and Seller hereby agrees that it will at its expense and upon request of Purchaser, assemble all or part of the Collateral as directed by Purchaser and make it available to Purchaser at a place to be designated by Purchaser which is reasonably convenient to both parties and (ii) without notice, except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Purchaser’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Purchaser may deem commercially reasonable.  Seller agrees that, to the extent notice of sale is required by law, at least 10 days’ notice to Seller of the time and place of any public sale or the time after which any private sale is to be made constitutes reasonable notification.  Purchaser is not obligated to make any sale of Collateral regardless of notice of sale having been given.  Purchaser may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(e)           Purchaser may terminate this Agreement, or otherwise suspend its performance of this Agreement.

(f)            Purchaser may exercise any and all other legal and equitable rights available to Purchaser.

All of the foregoing rights and remedies are cumulative and not exclusive and, to the extent permitted by law, are in addition to any other rights or remedies provided by law.

11.3                           Remedies on Potential Event of Termination.  If a Potential Event of Termination has occurred, Purchaser may suspend its performance under this Agreement.

12.0         Miscellaneous.

12.1         Purchaser Appointed Attorney-in-Fact.  Seller hereby irrevocably appoints Purchaser as Seller’s attorney-in-fact, with full authority in the place and stead of Seller and in the name of Seller or otherwise, from time to time in Purchaser’s discretion, to take any action and to execute any instrument which Purchaser may deem necessary or advisable to accomplish the purposes of this Agreement including:

(a)           to sign, in the name and on behalf of Seller, any such documents that Purchaser may reasonably deem necessary or desirable to pledge and collect the Assigned Accounts and other Collateral;

(b)           to verify with Customers all Assigned Accounts;

(c)           to send requests to Customers pursuant to which Customers acknowledge Assigned Accounts and confirm that such Customer has no claims, defenses, offsets or counterclaims with respect to such Assigned Account;

(d)           to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Assigned Accounts and the other Collateral;

(e)           to receive, endorse, and collect any drafts or other instruments, documents and chattel paper; and

(f)            after the occurrence of an Event of Termination, to file any claims or take any action or institute any proceedings which Purchaser may deem necessary or desirable for the collection of any of the Collateral or the rights of Purchaser with respect to any of the Collateral.

12.2         Notices.  All notices, requests, demands and other communications provided for hereunder must be in writing and must be given solely:  (a) by hand delivery or by overnight courier delivery service, with all charges paid, (b) by facsimile transmission, if confirmed same day in writing by first-class mail sent, or (c) by registered or certified mail, postage prepaid and addressed to the parties.  For the purposes of this Agreement, such notices will be deemed to be given and received:  (a) if by hand or by overnight courier service, upon actual receipt, (b) if by facsimile transmission, upon receipt of machine-generated confirmation of such transmission (and provided the above-stated written confirmation is sent), or (c) if by registered or certified mail, upon the first to occur of actual receipt or the expiration of 48 hours after deposit with the U.S. Postal Service.  Notices or other communications hereunder will be addressed to a party at the addresses specified in the preamble of this Agreement, or to such other address as may be furnished in writing by a party to the other party.

12.3         Severability.  If any term or provision of this Agreement is found invalid or unenforceable, such invalidity or unenforceability will not affect the remaining provisions of this Agreement, which will remain in full force and effect as though such invalid or unenforceable provisions had not been contained in this Agreement.

12.4         Entire Agreement.  This Agreement, including the documents referenced herein, contains the entire Agreement between Purchaser and Seller; and there are no representations, inducements, arrangements, promises or agreements outstanding between them, either oral or in writing, other than those contained in this Agreement.

12.5         Arbitration, Jurisdiction and Venue.       At Purchaser’s sole discretion, Purchaser shall have the right to have any dispute or disagreement between the parties arising out of or relating to this Agreement, or the transactions or relationships contemplated hereby, resolved by arbitration under the commercial arbitration rules then obtaining of the American Arbitration Association, by a single arbitrator, selected by Purchaser, which arbitration shall be conducted in Cuyahoga County, Ohio, where Purchaser has its principal offices and where Purchaser has accepted this Agreement and will perform its obligations hereunder.  The AAA arbitrator’s decision shall be final and binding, and any court of competent jurisdiction may enter judgment upon the award in accordance with applicable law.  The parties acknowledge and agree that resolution of any disputes or disagreements by arbitration is at the sole and exclusive option of Purchaser.

Seller further submits to the jurisdiction of the Courts of the State of Ohio, with venue at the Cuyahoga County Court of Common Pleas, Cuyahoga County, Ohio.  In the event of removal to a Federal Court, such court shall be the District Court for the Northern District of Ohio, Eastern Division.  Seller expressly waives the jurisdiction of any other court, and acknowledges and agrees that this Agreement, without more, shall be sufficient to sustain the dismissal of an action commenced by Seller in any court other than specified in this Agreement.

12.6         Governing Law.  This Agreement will be governed by, construed and enforced in accordance with, the laws of the State of Ohio, without reference to any conflicts of law principles.

12.7         Failure to Perform.  Purchaser will not be liable or responsible in any manner to Seller for Purchaser’s failure to perform or delay in performance of the terms of this Agreement when such failure or delay is due to either the direct or indirect result of strikes or other labor troubles, fires, flood, material or labor shortages, equipment failure, postal mailing delay, embargoes, stoppages in transit, acts, regulations, or order of governments, war, sabotage, civil insurrection, acts of God or the public enemy, or any other causes beyond the reasonable control of Purchaser.

12.8         Maximum Interest Rate.  Seller and Purchaser intend to comply with all applicable laws in effect from time to time limiting the maximum rate of interest that may be charged or collected.  Accordingly, notwithstanding any other provision hereof, Seller shall not be required to make any payment to or for the account of the Purchaser to the extent that such requirement would violate or conflict with nonwaivable provisions of applicable laws limiting the maximum amount of interest which may be charged or collected, and any payment so made by Seller shall be applied to amounts determined to be principal.

12.9         Disclaimer of Liability.  IN NO EVENT WILL PURCHASER BE LIABLE TO SELLER FOR ANY LOST PROFITS, LOST SAVINGS OR OTHER CONSEQUENTIAL, INCIDENTAL OR SPECIAL DAMAGES RESULTING FROM OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, THE TRANSACTIONS OR RELATIONSHIPS CONTEMPLATED HEREBY OR PURCHASER’S PERFORMANCE OR FAILURE TO PERFORM HEREUNDER, EVEN IF PURCHASER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

	SELLER:	Notary Acknowledgement for Staffing Service:

	By:	STATE OF )
Patrick D. Matthews
COUNTY OF )
Its: President
I, , a Notary Public for said County and
	Date:	State, certify that personally came before me this
day and acknowledged that he (or she)
is of a corporation, and
	PURCHASER:	that by authority duly given and as the act of the
	Accepted in Cuyahoga County, Ohio	corporation the instrument was signed in
	This day of ,	its name by him (or her)
Witness my hand and official seal, this day
	ADVANCE PAYROLL FUNDING LTD.	of , 20

(Official Seal)
By:
	Daniel F. Goldstein	Notary Public
Its:	Director of Operations
My commission expired: , 20

Indemnity/Guaranty

In order to induce Purchase to execute and perform the forgoing Agreement, the undersigned, each a party representing himself or herself as having an economic interest in Seller, hereby, jointly and severally, agree to reimburse, indemnify, defend and hold Purchaser and Purchaser’s officers, directors, members, successors and assigns (collectively, the “Indemnified Parties”) harmless from and against any and all claims, losses, damages and expenses (including, without limitation, attorneys’ fees and court costs) incurred by any of the Indemnified Parties as a result of or in any way connected, directly or indirectly, with any intentional, willful and/or reckless breach of any of Seller’s obligations under the Agreement and/or any fraudulent or similar conduct by Seller, Seller’s officers, directors, owners, employees and/or agents.

Individually and Personally		Notary Acknowledgement for Gurantor:
Print name	Amanda M. Sinclair
Address	7705 Forest Dream	STATE OF )
Live Oak, TX 78233
	S.S.# ###-##-####	COUNTY OF )

I, , a Notary Public for said County and State, certify that personally came before me this day, to be the signer of the above instrument, and he/she acknowledges that he/she signed it.

Witness my hand and official seal, this day of , 20

(Official Seal)

Notary Public

My commission expired: , 20

Indemnity/Guaranty

In order to induce Purchase to execute and perform the forgoing Agreement, the undersigned, each a party representing himself or herself as having an economic interest in Seller, hereby, jointly and severally, agree to reimburse, indemnify, defend and hold Purchaser and Purchaser’s officers, directors, members, successors and assigns (collectively, the “Indemnified Parties”) harmless from and against any and all claims, losses, damages and expenses (including, without limitation, attorneys’ fees and court costs) incurred by any of the Indemnified Parties as a result of or in any way connected, directly or indirectly, with any intentional, willful and/or reckless breach of any of Seller’s obligations under the Agreement and/or any fraudulent or similar conduct by Seller, Seller’s officers, directors, owners, employees and/or agents.

Individually and Personally		Notary Acknowledgement for Gurantor:
Print name	Patrick D. Matthews
Address	8702 Phoenix Ave.	STATE OF )
Universal City, TX 78148
	S.S.# ###-##-####	COUNTY OF )

I, , a Notary Public for said County and State, certify that personally came before me this day, to be the signer of the above instrument, and he/she acknowledges that he/she signed it.

Witness my hand and official seal, this day of , 20

(Official Seal)

Notary Public

My commission expired: , 20

Indemnity/Guaranty

In order to induce Purchase to execute and perform the forgoing Agreement, the undersigned, each a party representing himself or herself as having an economic interest in Seller, hereby, jointly and severally, agree to reimburse, indemnify, defend and hold Purchaser and Purchaser’s officers, directors, members, successors and assigns (collectively, the “Indemnified Parties”) harmless from and against any and all claims, losses, damages and expenses (including, without limitation, attorneys’ fees and court costs) incurred by any of the Indemnified Parties as a result of or in any way connected, directly or indirectly, with any intentional, willful and/or reckless breach of any of Seller’s obligations under the Agreement and/or any fraudulent or similar conduct by Seller, Seller’s officers, directors, owners, employees and/or agents.

Individually and Personally		Notary Acknowledgement for Gurantor:
Print name	Connie L. Matthews
Address	8702 Phoenix Ave.	STATE OF )
Universal City, TX 78148
	S.S.# ###-##-####	COUNTY OF )

I, , a Notary Public for said County and State, certify that personally came before me this day, to be the signer of the above instrument, and he/she acknowledges that he/she signed it.

Witness my hand and official seal, this day of , 20

(Official Seal)

Notary Public

My commission expired: , 20